020188-459/00285330-5 [***] = Certain marked information has been omitted from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. TWELFTH AMENDMENT TO FIRST AMENDED AND RESTATED LOAN PROGRAM AGREEMENT This TWELFTH AMENDMENT TO THE FIRST AMENDED AND RESTATED LOAN PROGRAM AGREEMENT (this “Amendment”) is made as of June 14, 2021 (the “Amendment Effective Date”) by and between CROSS RIVER BANK, an FDIC-insured New Jersey state-chartered bank (“Bank”), and SUNLIGHT FINANCIAL LLC, a Delaware limited liability company (“Sunlight”), amends the terms of that certain First Amended and Restated Loan Program Agreement dated as of February 12, 2018, by and between Bank and Sunlight (as amended, restated, supplemented or otherwise modified from time to time prior to the Amendment Effective Date, the “Existing Agreement” and, as amended by this Amendment, the “Agreement”). Sunlight and Bank are collectively referred to herein as the “Parties”. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth therefor in the Existing Agreement. RECITALS WHEREAS, the Existing Agreement allows the Parties to mutually agree in writing to modify the Existing Agreement; WHEREAS, the Parties now desire to amend and modify the Existing Agreement upon the terms and subject to the conditions set forth in this Amendment to, among other things, increase Bank’s commitment to retain certain Loans made pursuant to the Program; NOW, THEREFORE, in consideration of the foregoing premises and the following terms, and for other good and valuable consideration, the Parties, intending to be legally bound, further agree as follows: 1. AMENDMENTS TO THE EXISTING AGREEMENT 1.1. Section 1.1 of the Existing Agreement is hereby amended to add the following new definitions in alphabetical order as follows: “Battery Only Loan Products” means any loan product set forth on Exhibit A under “Battery Only Loan Products.” “Concentration Event” means, as of last day of each calendar month, any of the following as it relates to the Required Retained Loans retained by Bank on or after the Twelfth Amendment Effective Date: (a) a Required Retained Loans Battery Only Amount in excess of the Required Retained Loans Battery Only Limit; (b) a Maximum 20 Year Loan Product Retention Percentage in excess of the amount specified on Exhibit A; and (c) a Maximum 25 Year Loan Product Retention Percentage in excess of the amount specified on Exhibit A. For the avoidance of doubt, the occurrence of one or more events under clauses (a), (b) and/or (c) above during any calendar month shall constitute only one Concentration Event for such given month. “Required Retained Loans Battery Only Amount” means, as of any date of determination, an amount, expressed as a percentage, equal to quotient of (a) the aggregate original principal amount of all Required Retained Loans constituting Battery Only Loan Products, divided by (b) the aggregate original principal amount of all Required Retained Loans that are retained by Bank after the Twelfth Amendment Effective Date. “Required Retained Loans Battery Only Limit” means if the Required Retained Loans Battery Only Amount exceeds [***]. “Tier 1 Concentration Event” means any [***] Concentration Events shall have occurred in any [***] period. A Tier 1 Concentration Event shall be cured once the relevant Required Retained Loans are in compliance with the type of Concentration Event giving rise to such Tier 1 Concentration Event for a subsequent month. A Tier 1 Concentration Exhibit 10.39

2 020188-459/00285330-5 Event shall be deemed not to be continuing once such Tier 1 Concentration Event forms the basis for a Tier 2 Concentration Event. “Tier 2 Concentration Event” means any [***] Concentration Events shall have occurred in any [***] period, whether or not cured. “Twelfth Amendment” means that certain Twelfth Amendment to First Amended and Restated Loan Purchase Agreement by and between Bank and Sunlight. “Twelfth Amendment Effective Date” means the “Amendment Effective Date” as defined in the Twelfth Amendment. 1.2. Section 1.1 of the Existing Agreement is hereby amended to amend and restate the following existing definitions in alphabetical order as follows: “Cumulative Losses Trigger Event” means for any Performance Cohort, the percentage of Required Retained Loans that have been charged off as of the relevant Cumulative Loss Trigger Determination Date (as specified below) exceeds the applicable percentage set forth below: Three (3) Months Six (6) Months Nine (9) Months Twelve (12) Months Twenty- Four (24) Months Thirty-Six (36) Months Sixty (60) Months [***] [***] [***] [***] [***] [***] [***] “Cumulative Prepayments Trigger Event” means, for any Performance Cohort, the percentage of Required Retained Loans that have been prepaid by the applicable Borrowers as of the relevant Cumulative Prepayment Trigger Determination Date (as specified below) does not exceed the applicable percentage as set forth below: Three (3) Months Six (6) Months Nine (9) Months Twelve (12) Months Twenty- Four (24) Months Thirty-Six (36) Months Sixty (60) Months [***] [***] [***] [***] [***] [***] [***] “Cumulative Loss Trigger Determination Date” means, with respect to any Performance Cohort, the date that is three, six, nine, twelve, twenty-four, thirty-six or sixty months (as specified) following the last day of a calendar quarter for the Funding Date of the most recent Required Retained Loan in the relevant Performance Cohort. “Cumulative Prepayment Trigger Determination Date” means, with respect to any Performance Cohort, the date that is the last day of the calendar quarter that is three, six, nine, twelve, twenty-four, thirty-six or sixty months (as specified) following the last day of a calendar quarter for the Funding Date of any Required Retained Loan included in the relevant Performance Cohort. “Performance Cohort” means, in respect of a Cumulative Losses Trigger Event or a Cumulative Prepayments Trigger Event, a collection of Required Retained Loans Funded within any calendar quarter. 1.3. Section 2.5(a)(i) of the Existing Agreement is hereby amended and restated as follows: (i) Notwithstanding anything contained herein or in any Loan Sale Agreement, Bank shall retain the Eligible Required Retention Loans allocated to Bank in accordance with

3 020188-459/00285330-5 the Allocation Method (each, a “Required Retained Loan” and, collectively, the “Required Retained Loans”), provided that Bank shall not be required to retain any Loans if the retention by Bank of any such Loan (A) would cause the Original Principal Balance of such Loan, when added to the aggregate sum of the Original Principal Balance of all other Required Retained Loans approved in the same calendar month, to exceed the Maximum Monthly Retention Amount (as defined in Exhibit A) for such calendar month, (B) would cause the Original Principal Balance of such Loan, when added to the aggregate sum of the Original Principal Balance of all other Required Retained Loans approved in the same calendar quarter, to exceed the Maximum Quarterly Retention Amount (as defined in Exhibit A) for such calendar quarter, (C) would cause the Original Principal Balance of such Loan, when added to the aggregate sum of the outstanding principal balances of all other Required Retained Loans, to exceed the Maximum Outstanding Retention Amount (as defined in Exhibit A), or (D) would cause the Original Principal Balance of such Loan, when added to the aggregate sum of the outstanding principal balances of all other Required Retained Loans, to exceed the Required Retained Loans Interest Only Limit. For the avoidance of doubt, Required Retained Loans that are allocated in accordance with this Section 2.5(a) and Exhibit A are not subject to sale under a Loan Sale Agreement. For the avoidance of doubt, Bank shall not have any obligation to retain any Loan that was originated other than pursuant to the Credit Policy as in effect prior to May 15, 2021, unless otherwise specifically agreed to by Bank. 1.4. Section 2.5(b) of the Existing Agreement is hereby amended and restated as follows: (b) Commencing on the Twelfth Amendment Effective Date, for each month in which Retained Loans are retained by, or allocated to Bank for retention, Sunlight shall deliver reports to Bank which shall: (i) detail the manner in which the Retained Loans were selected and allocated and shall provide verifiable confirmation that the Retained Loans were allocated in accordance with the Allocation Method, in each case, in form and substance approved by Bank; (ii) specify the number of credit applications identified for Retained Loans and the aggregate original principal balances thereof based on (A) the applicable loan product and (B) tenors, in each case, set forth on Exhibit A; and (iii) specify the occurrence of any Trigger 1 Concentration Event, Trigger 2 Concentration Event during such month and, if applicable based on the applicable Cumulative Loss Trigger Determination Date or Cumulative Prepayment Trigger Determination Date, any Cumulative Losses Trigger Event or Cumulative Prepayments Trigger Event. Such reporting shall be provided reasonably promptly following the end of each applicable month, but no later than the tenth (10th) Business Day following the end of such month. 1.5. Section 2.5 of the Existing Agreement is hereby amended to add the following new Section 2.5(i) at the end thereof as follows: (i) Notwithstanding anything to the contrary in this Agreement, upon the occurrence of a Tier 1 Concentration Event, Sunlight shall promptly deliver to Bank written notice thereof. The Parties agree to use good faith to (A) discuss the causes of such Tier 1 Concentration Event, and (B) work together to modify this Agreement in a commercially reasonable manner to enable Bank to continue to retain loans under Section 2.5(a)(i) hereof, including, following the occurrence of a Tier 1 Concentration Event, to increase the Required Retained Loans Battery Only Limit, the Maximum 20 Year Loan Product Retention Percentage and/or the Maximum 25 Year Loan Product Retention Percentage. If the Parties are unable to agree on any such modification within thirty (30) calendar days, Bank shall have no further obligation to retain Loans under such Section 2.5. Upon the occurrence of a Tier 2 Concentration Event, Bank may elect to suspend the performance of its obligations under this Agreement with respect to retaining additional Required

4 020188-459/00285330-5 Retained Loans following the delivery to Sunlight of advance written notice thereof at least three (3) days prior to any such suspension; provided, however, that Bank shall not be relieved of any of its obligations in respect of Required Retained Loans retained by Bank, or allocated for retention by Bank, prior to the date of such notice or during the three (3) day period thereafter. 1.6. The “Terms Applicable to Required Retained Loans” section of Exhibit A of the Existing Agreement is hereby amended and restated in its entirety as follows: Terms Applicable to Required Retained Loans: Required Retained Loan Additional Payment Percentage: [***]%. Maximum Monthly Retention Amount: $[***] (or such greater amount as mutually agreed to by the Parties, which such approvals not to be unreasonably withheld, conditioned or delayed). Maximum Quarterly Retention Amount: $[***]. Maximum Outstanding Retention Amount: $[***] (or such greater amount as mutually agreed to by the Parties). Maximum 20 Year Loan Product Retention Percentage: [***]% of All Required Retained Loans (based on aggregate original balance) retained by Bank following the Twelfth Amendment Effective Date (or such greater percentage as mutually agreed to by the Parties). Maximum 25 Year Loan Product Retention Percentage: [***]% of All Required Retained Loans (based on aggregate original balance) retained by Bank following the Twelfth Amendment Effective Date (or such greater percentage as mutually agreed to by the Parties). Applicable Tenors: Any of the tenors specified for the Eligible Required Retention Loans. Required Retained Loan Supplemental Fee: [***]%. 1.7. Annex A to Exhibit A of the Existing Agreement is hereby amended and restated in its entirety in the form set forth as Annex A hereto. 2. EFFECTIVENESS OF THE AGREEMENT 2.1 Unless otherwise defined or modified in this Amendment, all capitalized words or terms used in this Amendment shall have the definitions ascribed to such words or terms in the Existing Agreement. From and after the effectiveness of this Amendment, references in the Existing Agreement to “the Agreement” or words of similar effect, shall refer to the Existing Agreement as amended by this Amendment. 2.2 Except as expressly amended and modified by this Amendment, all terms and conditions set forth in the Existing Agreement shall remain unmodified, binding, and in full force and effect. This Amendment as applied to the Existing Agreement and the Administration Agreement collectively set forth the entire agreement and understanding of the Parties regarding the particular subject matter of this Amendment, and merges and supersedes all prior or contemporaneous agreements, discussions and correspondence pertaining to the subject matter of this Amendment. This Amendment may be executed in counterpart copies, each of which, and together, shall be effective as original, binding instruments. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other

5 020188-459/00285330-5 electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. 2.3 This Amendment shall be governed by and construed in accordance with the laws of the State of New York, including general obligations law Section 5-1401, but otherwise without regard to the conflict of laws principles thereof. [remainder of page intentionally blank]

020188-459/00285330-5 IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be duly executed as of the day and year first above written. SUNLIGHT FINANCIAL LLC By: /s/ Barry Edinburg Name: Barry Edinburg Title: Chief Financial Officer CROSS RIVER BANK By: /s/ Gilles Gade Name: Gilles Gade Title: Chief Executive Officer By: /s/ Arlen Gelbard Name: Arlen Gelbard Title: General Counsel

020188-459/00285330-5 Annex A Eligible Required Retention Loans [***]